THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")

                       FROST CONSERVATIVE ALLOCATION FUND
                         FROST MODERATE ALLOCATION FUND
                 FROST AGGRESSIVE ALLOCATION FUND (THE "FUNDS")

                    SUPPLEMENT DATED DECEMBER 1, 2017 TO THE
INSTITUTIONAL CLASS SHARES PROSPECTUS AND THE INVESTOR CLASS SHARES PROSPECTUS, EACH DATED NOVEMBER 28, 2017 (THE "PROSPECTUSES") AND THE STATEMENT OF
          ADDITIONAL INFORMATION, DATED NOVEMBER 28, 2017 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

The Board of Trustees of the Trust, at the recommendation of Frost Investment Advisors, LLC (the "Adviser"), the investment adviser of the Funds, has approved a plan of liquidation providing for the liquidation of each Fund's assets and the distribution of the net proceeds pro rata to the Fund's shareholders. In connection therewith, the Funds are closed to new investments. The Funds are expected to cease operations and liquidate on or about December 22, 2017 (the "Liquidation Date").

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the "How to Redeem Fund Shares" section of each Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Funds will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Funds as of the Liquidation Date.

In anticipation of the liquidation of the Funds, the Adviser may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amounts will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect costs of liquidating the Fund.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 FIA-SK-046-0100